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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)  January 14, 1999

                        VISTA Information Solutions, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

       Delaware                       0-20312                 41-1293754
       --------                       -------                 ----------
(State or other jurisdiction  (Commission File Number)    (IRS Employer
of incorporation)                                         Identification No.)

5060 Shoreham Place, #300, San Diego, CA                     92122
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (619) 450-6100
                                                    --------------
                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 2.  Acquisition Or Disposition Of Assets

     On January 14, 1999, VISTA Information Solutions, Inc., a Delaware corporation ("VISTA"), through its subsidiaries, acquired all of the outstanding partnership interests of GeoSure, L.P. ("GeoSure") pursuant to the terms of a Partnership Interest Purchase Agreement (the "Agreement"). In exchange for the partnership interests of GeoSure, VISTA (through its subsidiaries) issued an aggregate of 2,589,998 shares of common stock, par value $0.001 per share, of VISTA ("VISTA Common Stock"), with 259,000 of such shares being deposited into an escrow in accordance with the terms of the Agreement.

     The number of shares of VISTA Common Stock issued in exchange for the partnership interests of GeoSure was based on an arm's length negotiation between the parties after considering the perceived value of GeoSure, the liabilities of GeoSure, and the market value of shares of VISTA Common Stock. Prior to this transaction, none of the partners of GeoSure had any material relationship with VISTA or its directors or officers.

     VISTA intends to continue operating the business of GeoSure and its subsidiaries in providing environmental risk information, flood certification and flood insurance, although reductions of personnel resources and dispositions of excess assets will likely take place over time.


ITEM 7.  Financial Statements And Exhibits

         (a) Financial statements of business acquired. To be filed by amendment within 60 days of this report.

         (b) Pro forma financial information. To be filed by amendment within 60 days of this report.

         (c)      Exhibits.

EXHIBIT                DESCRIPTION
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Exhibit 2              Partnership Interest Purchase Agreement made and entered
                       into as of January 5, 1999 by and among VISTA
                       INFORMATION SOLUTIONS, INC., VISTA Environmental
                       Information, Inc., GEOSURE, L.P. and the partners of GEOSURE. Schedules, exhibits and similar attachments to this Exhibit have not been filed; upon request, VISTA will furnish supplementally to the Commission a copy of any omitted schedule.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VISTA INFORMATION SOLUTIONS, INC.

Date:    January 29, 1999           By:      /s/ BRIAN CONN
                                             ---------------------------------
                                             Brian Conn
                                             Principal Accounting Officer










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                                INDEX OF EXHIBITS



EXHIBIT                 DESCRIPTION
-------                 -----------

Exhibit 2 Partnership Interest Purchase Agreement made and entered into as of January 5, 1999 by and among VISTA Information Solutions, Inc., VISTA Environmental Information, Inc., GeoSure, L.P. and the partners of GeoSure. Schedules, exhibits and similar attachments to this Exhibit have not been filed; upon request, VISTA will furnish supplementally to the Commission a copy of any omitted schedule.





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